UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)


   NEW JERSEY                    01-14294                    22-2545165
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(State or other                 (Commission                 (IRS Employer
 jurisdiction of                 File No.)                   Identification No.)
 incorporation)

    55 UNION BOULEVARD, TOTOWA, NJ                                      07512
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 20, 2004, Greater Community Bancorp (the "Company") entered into an Amended Employment and Waiver Agreement with George E. Irwin, a former executive employee of the Company.

Item 9.01  Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

               10.10 Amended Employment and Waiver Agreement of George E. Irwin dated as of December 20, 2004, by and between Greater Community Bancorp and George E. Irwin.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                GREATER COMMUNITY BANCORP
                                                (Registrant)




Date: December 22, 2004                         /s/Naqi A. Naqvi
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                                                (Signature)
                                                Naqi A. Naqvi
                                                Senior Vice President, Treasurer
                                                and CFO